Exhibit 10.34

***Certain information has been excluded from this exhibit because it is both (i) not material and (ii) the type that the registrant customarily and actually treats as private or confidential. Such omitted information is indicated by brackets (“[***]”) in this exhibit***

SECOND AMENDMENT TO COLLABORATION AND LICENSE AGREEMENT

THIS SECOND AMENDMENT (this “Second Amendment”) to the COLLABORATION AND LICENSE AGREEMENT dated January 22, 2024 (the “Agreement”), as previously amended in a First Amendment to Collaboration Agreement dated January 8, 2025 (the “First Amendment”) is effective as of October 28, 2025 (“Second Amendment Effective Date”), by and between Aspen Neuroscience, Inc. (“Aspen”) and Cell-X Technologies, Inc. (“Cell-X”).

WHEREAS, Cell-X and Aspen desire to further amend the Agreement upon the terms and conditions noted below;

WHEREAS, Cell-X and Aspen have agreed to amend and replace Schedule 4.1(a) Collaboration Plan of the Agreement;

WHEREAS, Cell-X and Aspen have agreed to amend and replace Schedule 4.1(b) Collaboration Budget of the Agreement; and

WHEREAS, Cell-X and Aspen have agreed to amend Section 4.4.6 of the Agreement to provide for monthly billing rather than quarterly during the Collaboration Term, as defined in the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.
Schedule 4.1(a) Collaboration Plan of the Agreement, as previously amended in the First Amendment, is hereby amended and replaced in its entirety by the new and revised 4.1(a) Collaboration Plan that is attached as Exhibit A to this Second Amendment.
2.
Schedule 4.1(b) Collaboration Budget of the Agreement, as previously amended in the First Amendment, is hereby amended and replaced in its entirety by the new and revised 4.1(b) Collaboration Budget that is attached as Exhibit B to this Second Amendment.
3.
The first sentence of Section 4.4.6 of the Agreement shall be deleted in its entirety and replaced with the following:

“Within thirty (30) days following the end of each month during the Collaboration Term, Cell-X shall submit an invoice to Aspen pursuant to Section 6.7.2 setting forth the FTE Costs and Out-of-Pocket Expenses incurred in such month and for which Cell X seeks reimbursement pursuant to Section 4.4.4.”

4.
This Second Amendment, together with the Agreement and the First Amendment, constitutes the entire agreement between Cell-X and Aspen with respect to the subject matter hereof.
5.
Except as provided herein, all other terms, conditions and provisions of the Agreement shall remain in full force and effect.
6.
This Second Amendment may be executed in one or more counterparts, either by fax or PDF, each of which shall be deemed an original, and all of which shall constitute one and the same instrument.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their duly authorized corporate officers or representatives as of the Second Amendment Effective Date.

ASPEN NEUROSCIENCE, INC.		CELL-X TECHNOLOGIES, INC.

By:	/s/ Damien McDevitt	By:	/s/ [***]

Name:	Damien McDevitt	Name:	[***]

Title:	President and CEO	Title:	[***]

Date:	October 28, 2025	Date:	October 28, 2025

Exhibit A

Schedule 4.1(a)

Collaboration Plan

[***]

Exhibit B

Schedule 4.1(b)

Collaboration Budget

[***]